Exhibit 10.1
FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
Dated as of April 15, 2009
          This FIRST AMENDMENT (this “Amendment”), dated as of April 15, 2009, is entered into by and among LAS VEGAS SANDS, LLC, a Nevada limited liability company (the “Borrower”), LAS VEGAS SANDS CORP., a Nevada corporation (“LVSC”), THE BANK OF NOVA SCOTIA, as administrative agent for the Lenders (together with its permitted successors in such capacity, “Administrative Agent”), acting with the consent of the Requisite Lenders, and, for the purposes of Section 4 hereof, the GUARANTORS listed on the signature pages hereto and GOLDMAN SACHS LENDING PARTNERS LLC, as sub-agent and auction manager for Administrative Agent and any of its successors and assigns pursuant to Section 9.3(c) of the Credit Agreement with respect to any Auction Loan Purchase (as defined below) pursuant to and in accordance with the terms and conditions of Section 10.6(j) of the Credit Agreement (the “Auction Manager”).
RECITALS
     A. WHEREAS, the Borrower, the Guarantors, the Lenders, Administrative Agent, The Bank of Nova Scotia, as Collateral Agent, Goldman Sachs Credit Partners L.P., Lehman Brothers Inc. and Citigroup Global Markets Inc., as joint lead arrangers, joint bookrunners and syndication agents, and JPMorgan Chase Bank, N.A., as documentation agent have entered into that certain Credit and Guaranty Agreement, dated as of May 23, 2007 (together with all Exhibits and Schedules thereto and as amended through the date hereof, the “Credit Agreement”).
     B. WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
     C. WHEREAS, the Credit Parties have requested that the Requisite Lenders agree to amend certain provisions of the Credit Agreement as provided for herein.
     D. WHEREAS, the Requisite Lenders are willing to agree to such amendments relating to the Credit Agreement subject to the terms and conditions set forth below and have consented to Administrative Agent executing this Amendment on their behalf.
          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:
          1. Amendments to Credit Agreement. Upon the terms and subject to the conditions set forth herein and in reliance on the representations and warranties of LVSC and the Credit Parties set forth herein, the parties hereto hereby agree to the following amendments, which amendments refer to the Credit Agreement unless specifically noted otherwise:

               (a) Amendments to the Table of Contents of the Credit Agreement. The Table of Contents of the Credit Agreement is hereby amended by adding a reference to the following new Appendices:
          “C            Outline of Auction Mechanics
            D            Form of Auction Certificate.”
               (b) Amendments to Section 1.1 of the Credit Agreement (Definitions). Section 1.1 of the Credit Agreement is hereby amended by:
                    (i) Addition of New Definitions. Adding the following new definitions in proper alphabetical sequence:
     “Applicable Threshold Price” as defined in Appendix C.
     “Auction Assignment Agreement” means, with respect to any assignment by a Lender to LVSC pursuant to Section 10.6(j), an Auction Assignment Agreement in the form reasonably acceptable to Borrower supplied by the Auction Manager to the Lenders at the time the applicable Offer Document is posted to the Lenders on IntraLinks/IntraAgency or another substantially equivalent website.
     “Auction Certificate” as defined in Section 10.6(j)(i).
     “Auction Loan Purchase” means any purchase of any tranche of Term Loans by LVSC, together with the simultaneous cancellation of such Term Loans, in each case pursuant to and in accordance with the terms and conditions of Section 10.6(j).
     “Auction Manager” means, with respect to any Auction Loan Purchase pursuant to and in accordance with the terms and conditions of Section 10.6(j), Goldman Sachs Lending Partners LLC in its capacity as sub-agent and auction manager for Administrative Agent pursuant to Section 9.3(c).
     “Auction Purchase Effective Date” as defined in Section 10.6(j)(vi).
     “Excluded Information” as defined in Section 10.6(j)(iii).
     “Expiration Time” with respect to any Offer, as defined in the applicable Offer Document.
     “First Amendment” means that certain First Amendment to Credit and Guaranty Agreement, dated as of April 15, 2009, among Borrower, LVSC, Administrative Agent, the Auction Manager and the Guarantors listed on the signature pages thereto.

     “First Amendment Effective Date” means the date of satisfaction of the conditions referred to in Section 2 of the First Amendment.
     “Maximum Offer Amount” as defined in Appendix C.
     “Offer” as defined in Section 10.6(j)(ii).
     “Offer Document” means the offer document setting forth one or more Offers, with accompanying annexes setting forth the outline of auction mechanics (on terms substantially the same as those set forth in Appendix C, with such changes as may be approved by the Auction Manager), and the form of sale offer for Lenders to submit their bids, posted on IntraLinks/IntraAgency or another substantially equivalent website by Administrative Agent to the Lenders, as such Offer Document may be amended or modified from time to time pursuant to and in accordance with the terms and conditions of Section 10.6(j).
     “Purchase Consideration” as defined in Section 10.6(j)(i).
                    (ii) Amendments to the Definition of “Assignment Agreement.” Including the following immediately at the end of the definition of “Assignment Agreement:”
     “, and solely for purposes of assignments to LVSC pursuant to and in accordance with the terms and conditions of Section 10.6(j), an Auction Assignment Agreement.”
                    (iii) Amendments to the Definition of “Eligible Assignee.” Deleting the definition of “Eligible Assignee” in its entirety and replacing it with the following:
     ““Eligible Assignee” means (i) any Lender, any Affiliate of any Lender and any Related Fund (any two or more Related Funds being treated as a single Eligible Assignee for all purposes hereof), (ii) any commercial bank, insurance company, investment or mutual fund or other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act) and (iii) solely for purposes of assignments of Term Loans pursuant to and in accordance with the terms and conditions of Section 10.6(j), LVSC; in each case, which Person shall not have been denied an approval or a license, or found unsuitable under the Nevada Gaming Laws or Pennsylvania Gaming Laws applicable to Lenders and which, with respect to clauses (i) and (ii), extends credit or buys loans; provided that, other than as expressly set forth in clause (iii) of this definition, no Credit Party, nor LVSC or any Subsidiary of LVSC shall be an Eligible Assignee; provided, further, that, with respect to clauses (i) and (ii), so long as no Event of Default shall have occurred and be continuing, no (X) Person that owns or operates a casino located in Singapore, Macau, the United Kingdom, the States of Nevada, New Jersey, Massachusetts or Pennsylvania, or any other jurisdiction in which Borrower or any of its Subsidiaries has obtained or applied for a Gaming License (or is an Affiliate of such a Person) shall be an Eligible

Assignee; provided that a passive investment constituting less than 10% of the common stock of any such casino shall not constitute ownership thereof for the purposes of this definition, (Y) Person that owns or operates a convention, trade show, conference center or exhibition facility in Singapore, Macau, the United Kingdom, Las Vegas, Nevada or Clark County, Nevada or the States of New Jersey, Massachusetts or Pennsylvania, or any other jurisdiction in which Borrower or any of its Subsidiaries owns, operates or is developing a convention, trade show, conference center or exhibition facility (or an Affiliate of such a Person) shall be an Eligible Assignee; provided that a passive investment constituting less than 10% of the common stock of any such convention or trade show facility shall not constitute ownership for the purpose of this definition, or (Z) union pension fund shall be an Eligible Assignee; provided that any intermingled fund or managed account which has as part of its assets under management the assets of a union pension fund shall not be disqualified from being an Eligible Assignee hereunder so long as the manager of such fund is not controlled by a union; provided, further, that, after giving effect to the assignments referred to in clause (iii) above and the related cancellations of the Loans and/or Commitments cancelled in connection with the applicable Auction Loan Purchase, no more than 20% of the aggregate Loans and/or Commitments at any time outstanding may be held by Adelson or any of his Related Parties or Affiliates in the aggregate, and such Persons shall not be eligible to cast votes on any matters subject to Lender approval hereunder and shall be disregarded in calculating “Requisite Lenders” or any other required voting percentage hereunder.”
               (c) Amendments to Section 2.7 of the Credit Agreement (Evidence of Debt; Register, Lenders’ Books and Records; Notes). Section 2.7(b) of the Credit Agreement is hereby amended by adding the words “(and any cancellations of Term Loans pursuant to and in accordance with the terms and conditions of Section 10.6(j))” immediately after the phrase “in respect of the principal amount of the Loans” appearing in the third sentence thereof.
               (d) Amendments to Section 2.12 of the Credit Agreement (Scheduled Payments/Commitment Reductions). Section 2.12 of the Credit Agreement is hereby amended by adding the following new Section 2.12(e) immediately at the end of Section 2.12(d):
     “(e) Impact of Cancellations. Notwithstanding the foregoing, with respect to any Term Loans which are cancelled pursuant to and in accordance with Section 10.6(j), the amount of the final Installment payable on the Tranche B Term Loan Maturity Date (in the case of such cancelled Tranche B Term Loans) or the remaining balance due on the Delayed Draw I Term Loan Maturity Date or the Delayed Draw II Term Loan Maturity Date (in the case of such cancelled Delayed Draw I Term Loans or Delayed Draw II Term Loans, respectively) shall be reduced by the aggregate stated principal amount of such cancelled Tranche B Term Loans, Delayed Draw I Term Loans or Delayed Draw II Term Loans, respectively; provided that in no event shall the final Installment payable on the

Tranche B Term Loan Maturity Date or the remaining balance due on the Delayed Draw I Term Loan Maturity Date or the Delayed Draw II Term Loan Maturity Date exceed the aggregate stated principal amount of the Tranche B Term Loans, Delayed Draw I Term Loans or Delayed Draw II Term Loans, respectively, then outstanding.”
               (e) Amendments to Section 8.1 of the Credit Agreement (Events of Default). Section 8.1(c) of the Credit Agreement is hereby amended by inserting the following phrase immediately after the reference to “Section 6” in the second line thereof:
     “, or the failure of any Credit Party or LVSC to perform or comply with any term or condition contained in Section 10.6(j)(i)(w), 10.6(j)(i)(x), 10.6(j)(v), or 10.6(j)(xi).”
               (f) Amendments to Section 10.2 of the Credit Agreement (Expenses). Section 10.2 of the Credit Agreement is hereby amended by inserting the words “and the Auction Manager” immediately after the words “by each Agent” in clause (g) thereof.
               (g) Amendments to Section 10.6 of the Credit Agreement (Successors and Assigns; Participations). Section 10.6 of the Credit Agreement is hereby amended by:
                    (i) Amendments to Section 10.6(a) (Generally). Inserting immediately after the words “Subject to Section 10.6(b)” in the fourth sentence thereof the words “and Section 10.6(c)”.
                    (ii) Amendments to Section 10.6(c) (Right to Assign). Deleting Section 10.6(c) in its entirety and replacing it with the following:
     “(c) Right to Assign. Each Commitment, Loan, Letter of Credit or participation therein, or other Obligation may in whole or in part (i) be assigned, in any amount to another Lender, or to an Affiliate of the assigning Lender or another Lender or Related Fund, or may be pledged by a Lender in support of its obligations to such pledgee (without releasing the pledging Lender from any of its obligations hereunder), provided that the provisions of this clause (i) shall not apply to LVSC to the extent LVSC becomes a “Lender” as a result of the provisions of Section 10.6(j), (ii) subject to clause (iii) below, be assigned in an aggregate amount of not less than $1,000,000 (or such lesser amount (A) if contemporaneous assignments approved by Administrative Agent in its sole discretion aggregating not less than $1,000,000 are being made by one or more Eligible Assignees (other than LVSC) which are Affiliates or Related Funds or (B) as shall constitute the aggregate amount of the Commitments, Loans, Letters of Credit and participations therein, and other obligations of the assigning Lender) to any Eligible Assignee, in each case, with the giving of notice to Borrower and Administrative Agent or (iii) with respect to assignments of Term Loans to LVSC pursuant to and in accordance with the terms and conditions of Section 10.6(j), be assigned in an aggregate amount of not less than the amount specified in Section 10.6(j)(ii) with the giving of prompt notice to Administrative Agent; provided that if any assignment permitted by this clause (c) relates to Revolving Loans, Revolving Loan Commitments, Delayed Draw I Term Loan Commitments prior to the Delayed Draw I Term Loan Commitment Termination Date or Delayed Draw II Term Loan Commitments prior to the Delayed Draw II Term Loan Commitment Termination Date, the assignee shall represent that it has the financial resources to fulfill its commitments hereunder and such assignment is consented to by Administrative Agent (in its sole discretion, not to be unreasonably withheld or delayed), and at any time other than when an Event of Default has occurred and is continuing, such assignee shall be acceptable to Borrower, such consent not to be unreasonably withheld or delayed. To the extent of any such assignment in accordance with clause (i), (ii) or (iii) above, the assigning Lender shall be relieved of its obligations with respect to its Commitments, Loans, Letters of Credit or participations therein, or other Obligations or the portion thereof so assigned. The assignor or assignee to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with a processing and recordation fee of $2,000 in respect of assignments other than assignments to or from any Arranger and other than assignments pursuant to an Auction Assignment Agreement (it being understood only one such fee shall be payable in the case of concurrent assignments by a Lender to one or more Affiliates or Related Funds), and in each case such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to the Administrative Agent pursuant to Section 2.20(c); provided, however, in the event that Administrative Agent, in its sole discretion, determines that Tranche B Term Loans after the Delayed Draw I Term Loan Commitment Termination Date may be settled through a Settlement Service (defined below) pursuant to Section 10.6(d), only a written or electronic confirmation of such assignment issued by a Settlement Service (a “Settlement Confirmation”) shall be delivered with respect to assignments settled through the Settlement Service (it being agreed that any assignment of Term Loans to LVSC pursuant to Section 10.6(j) shall be consummated and settled through an Auction Assignment Agreement and not through a Settlement Confirmation).”
                    (iii) Amendments to Section 10.6(d) (Mechanics). Including the following before the first reference to “Administrative Agent” contained in the first sentence of Section 10.6(d) of the Credit Agreement:
     “Except for assignments of Term Loans pursuant to and in accordance with the terms and conditions of Section 10.6(j),”
                    (iv) Amendments to Section 10.6(e) (Representations and Warranties of Assignee). Including the following new proviso immediately at the end of Section 10.6(e) of the Credit Agreement:

     “; provided that a Person meeting the criteria of clause (iii) of the definition of “Eligible Assignee” shall only be required to make the representations and warranties set forth in clauses (i) and (iii) of this Section 10.6(e), in addition to all other representations and warranties of such Person contained in the Auction Assignment Agreement.”
                    (v) Addition of New Section 10.6(j) to the Credit Agreement (Assignments to LVSC). Adding the following new Section 10.6(j) immediately after Section 10.6(i) of the Credit Agreement:
          “(j) Assignments to LVSC.
          (i) Notwithstanding anything to the contrary contained in this Section 10.6 or any other provision of any Credit Document, LVSC may, at any time prior to September 30, 2010 and pursuant to an Auction Assignment Agreement, purchase Term Loans solely on the terms and conditions set forth in this Section 10.6(j) and the Outline of Auction Mechanics attached hereto as Appendix C, so long as (v) no Potential Event of Default or Event of Default has occurred and is continuing or would result therefrom, (w) LVSC agrees to, and does in fact, on each Auction Purchase Effective Date, without receiving any payment or other consideration from Borrower in exchange therefor (including any accrued yet unpaid interest that may have been owing in respect of such cancelled Term Loans), (1) immediately and irrevocably forgive, cancel and forever discharge the Term Loans purchased by and assigned to it in each Auction Loan Purchase for all purposes and (2) knowingly and voluntarily waive and relinquish (a) all of its interests, rights and obligations as the owner of such Term Loans and as a “Lender” under the Credit Agreement and the other Credit Documents for all purposes under the Credit Agreement and the other Credit Documents and (b) any rights it may have to invoke any such interests, rights and obligations or the provisions of the Credit Agreement and the other Credit Documents with respect to such Term Loans now or in the future, (x) the consideration used to effect any Auction Loan Purchase shall consist solely of Equity Interests, or the cash proceeds of previously issued or newly issued Equity Interests, of LVSC (the “Purchase Consideration”), (y) LVSC purchases the Term Loans that are the subject of such Auction Loan Purchase by transferring the agreed form of Purchase Consideration specified in the applicable Offer Document (including any accrued yet unpaid interest owing in respect of such cancelled Term Loans through but not including the applicable Auction Purchase Effective Date) directly to each assigning Lender, and (z) LVSC has delivered to each of the Auction Manager and Borrower a certificate substantially in the form of Appendix D (the “Auction Certificate”), dated as of each Auction Purchase Effective Date and signed by a duly authorized officer of LVSC, certifying to the matters set forth in clauses (v) – (y) above.
          (ii) At any time prior to September 30, 2010, LVSC may provide notice to the Auction Manager in the form of an Offer Document that it wishes to make one or more offers (each, an “Offer”) to Lenders to purchase outstanding Term Loans, with such Offer to be effected pursuant to Auction Assignment Agreements; provided, however, that all Offers shall commence and be completed on or prior to September 30, 2010. LVSC shall have the right to purchase the Term Loans at a purchase price determined in accordance with the terms set forth in such Offer Document; provided that (x) the aggregate stated principal amount of all Term Loans for which Offers are made in any Offer Document shall not be less than $25,000,000 and (y) no more than $800,000,000 in aggregate stated principal amount of Term Loans may be purchased by LVSC in total pursuant to all Auction Loan Purchases; provided, further, that the aggregate stated principal amount of all Term Loans assigned to LVSC by a Lender pursuant to this Section 10.6(j)(ii) in response to the Offers contained in a single Offer Document shall not be less than $1,000,000 in the aggregate for all tranches of Term Loans Offered by such Lender in such Offer Document, which amount shall be reduced to the extent necessary to reflect (1) the fact that such assignment includes all Term Loans held by the assigning Lender and (2) the proration of such Term Loans offered by the assigning Lender in the event a pro rata allocation is made as contemplated in the Offer Document.
          (iii) In connection with any assignment pursuant to this Section 10.6(j), each of the assigning Lenders, on the one hand, and LVSC, on the other hand, acknowledges and agrees that, as of the Auction Purchase Effective Date, (A) each Auction Loan Purchase to which it is a party and the assignment related thereto are being made pursuant to and in accordance with the terms and conditions of this Section 10.6(j), (B) the other party to the Auction Assignment Agreement currently may have, and later may come into possession of, information regarding the Credit Documents or the Credit Parties that is not known to it and that may be material to a decision to participate in any Auction Loan Purchase or enter into the Auction Assignment Agreement or any of the transactions contemplated thereby (the “Excluded Information”), (C) it has independently and without reliance on the other party to the Auction Assignment Agreement made its own analysis and determined to enter into the Auction Assignment Agreement and to consummate the transactions contemplated thereby notwithstanding its lack of knowledge of the Excluded Information and (D) the other party shall have no liability to it, and it hereby (to the extent permitted by law) waives and releases any claims it may have against the other party (under applicable laws or otherwise) with respect to the nondisclosure of the Excluded Information; provided that the Excluded Information shall not and does not affect the truth or accuracy of the representations or warranties of such other party contained in the Standard Terms and Conditions set forth in each of the Auction Assignment Agreement. Each of the assigning Lenders, on the one hand, and LVSC, on the other hand, further acknowledges that the Excluded Information may not be available to Administrative Agent, the Auction Manager, the other Agents or the Lenders.
          (iv) By submitting an Offer Document, LVSC acknowledges and agrees that it will make payment of the purchase price for the purchased Term Loans, as may be accepted for payment pursuant to the Offer Document, by transmitting the agreed form of Purchase Consideration specified in the applicable Offer Document directly to the assigning Lender in accordance with the terms of the Offer Document.
          (v) On each Auction Purchase Effective Date, LVSC agrees to, without receiving any payment or other consideration from Borrower in exchange therefor (including any accrued yet unpaid interest that may have been owing in respect of such cancelled Term Loans), (i) immediately and irrevocably forgive, cancel and forever discharge the Term Loans purchased by and assigned to it in each Auction Loan Purchase for all purposes and (ii) knowingly and voluntarily waive and relinquish (y) all of its interests, rights and obligations as the owner of such Term Loans and as a “Lender” under the Credit Agreement and the other Credit Documents for all purposes under the Credit Agreement and the other Credit Documents and (z) any rights it may have to invoke any such interests, rights and obligations or the provisions of the Credit Agreement and the other Credit Documents with respect to such Term Loans now or in the future. LVSC further acknowledges and agrees that the cancellation of the Term Loans purchased by and assigned to it in each Auction Loan Purchase is an essential term of, and condition to, each Auction Loan Purchase and the assignment by the assigning Lenders of any Term Loans to LVSC.
          (vi) Assignment of any Auction Loan Purchases shall be effective upon receipt by the Auction Manager of a fully executed Auction Assignment Agreement effecting the assignment thereof and upon receipt by Administrative Agent of a copy thereof for recording in the Register. Each assignment shall be recorded in the Register by Administrative Agent on the Business Day the Auction Assignment Agreement is received by the Auction Manager, if received by 1:00 p.m. (New York City time), and on the following Business Day if received after such time. Prompt notice thereof shall be provided to LVSC and a copy of such Auction Assignment Agreement shall be retained by Administrative Agent. The date of such recordation of a transfer shall be referred to herein as the “Auction Purchase Effective Date.”
          (vii) Each of the assigning Lenders and LVSC acknowledges and agrees that, in addition to the purchase price of the purchased Term Loans that has been agreed between such assigning Lender and LVSC, LVSC shall pay by transmitting the agreed form of Purchase Consideration specified in the applicable Offer Document directly to such assigning Lender all unpaid interest, if any, accrued on the purchased Term Loans to but excluding the Auction Purchase Effective Date applicable thereto. No interest shall accrue or be payable on such purchased Term Loans from and after the Auction Purchase Effective Date and any Term Loans owned by LVSC shall immediately upon receipt of such Term Loans by LVSC, without further action by any Person, be deemed cancelled and no longer outstanding for all purposes of this Agreement and all other Credit Documents (notwithstanding any provisions herein or therein to the contrary), including, without limitation, (w) the making of, or the application of, any payments to the Lenders under this Agreement or any other Credit Document

(including with respect to accrued interest), (x) the making of any request, demand, authorization, direction, notice, consent or waiver under this Agreement or any other Credit Document, (y) the providing of any rights to LVSC in its capacity as a Lender under this Agreement or any other Credit Document or (z) the determination of Requisite Lenders, or for any similar or related purpose, under this Agreement or any other Credit Document, and no such purchased Term Loan may be further assigned, transferred, contributed, conveyed or resold by LVSC. Without limiting the foregoing, LVSC shall not, after the consummation of the transactions contemplated by the Auction Assignment Agreement, have or be entitled to any of the rights set forth in Sections 10.6(f), 10.6(g) and 10.6(h). Each of LVSC and Borrower expressly consents to the provisions of this paragraph.
          (viii) For the avoidance of doubt, failure by LVSC to make any payment to a Lender required by an Auction Assignment Agreement permitted by Section 10.6(j) shall not constitute an Event of Default under Section 8.1(a). For the avoidance of doubt, any extinguishment of any part of the Term Loans shall not affect any amendment or waiver which prior to such extinguishment had been approved by or on behalf of the Requisite Lenders in accordance with this Agreement.
          (ix) The Requisite Lenders hereby consent to the transactions described in this Section 10.6(j) and waive the requirements of any provision of this Agreement (including, without limitation, Section 6.9) or any other Credit Document that might otherwise result in a breach of this Agreement or a Potential Event of Default or an Event of Default as a result of or in connection with the consummation of any Auction Loan Purchase that is permitted by this Section 10.6(j).
          (x) The provisions of this Section 10.6(j) shall not require LVSC to undertake or consummate any Offer; provided that to the extent LVSC undertakes to consummate any Offer, it shall, subject to the preceding conditions and the terms and conditions contained in the applicable Offer, purchase (and take all the necessary steps required herein to purchase) the principal amount of all validly tendered Term Loans at a price not to exceed the Applicable Threshold Price and in an aggregate amount up to the Maximum Offer Amount; provided, further, that to the extent no Lenders have validly tendered any Term Loans requested in an Offer or as otherwise agreed to by the Auction Manager, in its sole discretion, LVSC may revoke, withdraw or amend the Offer for such Term Loans at least 24 hours before the Expiration Time. In addition, LVSC may extend the Expiration Time of an Offer at least 24 hours before the Expiration Time, provided, however, that only one extension per Offer shall be permitted, which shall be for a period not exceeding five Business Days. Furthermore, if LVSC has amended an Offer, the Auction Manager shall have the discretion to extend the applicable Expiration Time, upon notification to LVSC, for an additional period to afford all Lenders the necessary time to consider such amendments. Notwithstanding anything herein to the contrary, to the extent (i)

LVSC withdraws an Offer, (ii) an Offer becomes void because the terms and conditions of Section 10.6(j) have not been met or (iii) the Expiration Time with respect to an Offer passes without any Term Loans being validly tendered, LVSC shall not be permitted to submit another Offer to the Auction Manager for a period of five Business Days.
          (xi) The provisions of this Section 10.6(j) shall not permit or authorize Borrower to undertake or consummate an Offer and Borrower shall not be deemed an Eligible Assignee for any purpose. All Term Loans assigned to LVSC shall be, as set forth above, immediately cancelled and, therefore, no Term Loans assigned to LVSC pursuant to and in accordance with the terms and conditions of this Section 10.6(j) may be further assigned, transferred, contributed, conveyed or resold by LVSC.”
               (h) Addition of New Appendices to the Credit Agreement. The Appendices to the Credit Agreement are hereby amended by adding an Appendix C immediately after Appendix B in the form attached hereto as Exhibit 1 and an Appendix D immediately after Appendix C in the form attached hereto as Exhibit 2.
          2. Conditions to Effectiveness.
          The effectiveness of the amendments contained in Section 1 hereof is conditioned upon satisfaction of all of the following conditions precedent (the date on which all such conditions have been satisfied being referred to herein as the “First Amendment Effective Date”):
               (a) Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each Credit Party, LVSC and the Auction Manager and (ii) consent and authorization from the Requisite Lenders to execute this Amendment on their behalf;
               (b) LVSC and each Credit Party shall have obtained all material consents, including the approvals of its board of directors or similar governing body, necessary or advisable in connection with the transactions contemplated by this Amendment;
               (c) each of the representations and warranties in Section 3 below shall be true and correct in all material respects on and as of the First Amendment Effective Date;
               (d) the Borrower and each applicable Credit Party shall have notified the Nevada Gaming Authorities of this Amendment; and
               (e) Each of the Auction Manager and Administrative Agent shall have received payment in immediately available funds of all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, without limitation, (i) in the case of the Auction Manager only, for the account of each consenting Lender that has evidenced its agreement hereto by 5:00 p.m. (New York City time) on or before April 15, 2009, a non-refundable consent fee in an amount equal to 0.05% of the aggregate principal amount of such Lender’s Commitments and Loans outstanding as of the date hereof and (ii) in the case of each of the Auction Manager and Administrative Agent, reimbursement or other payment of all reasonable and documented out-of-pocket expenses incurred by each of the Auction Manager and Administrative Agent, respectively (including, without limitation, reasonable and documented legal fees), required to be reimbursed or paid by the Borrower, any Credit Party or LVSC under the Credit Agreement (including, without limitation, in connection with this Amendment and the documents and transactions related hereto) or any engagement letter entered into by the Borrower and/or LVSC and the Auction Manager and for which invoices have been previously presented on or before the First Amendment Effective Date.
     Administrative Agent will notify the Borrower reasonably promptly upon the occurrence of the First Amendment Effective Date.
          3. Representations and Warranties. In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein:
               (a) Representations and Warranties of Each Credit Party. Each Credit Party which is a party hereto represents and warrants to each Lender that each of the following statements is true and correct in all material respects:
                    (i) Corporate Power and Authority. Such Credit Party has all requisite corporate or other organizational power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as amended hereby). The execution, delivery and performance by such Credit Party of this Amendment, and the performance by such Credit Party of the Credit Agreement (as amended hereby) and each other Credit Document to which it is a party, have been duly authorized by all necessary corporate or other organizational action of such Person, and no other corporate or other organizational proceedings on the part of each such Person are necessary to consummate such transactions.
                    (ii) Enforceability; Binding Obligations. This Amendment and the Credit Agreement (as amended hereby) have been duly executed and delivered by such Credit Party. Each of this Amendment and, after giving effect to this Amendment, the Credit Agreement and the other Credit Documents, (i) is the legal, valid and binding obligation of each Credit Party hereto and thereto, enforceable against such Credit Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect. Neither the execution, delivery or performance of this Amendment or the performance of the Credit Agreement (as amended hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of Collateral Agent’s Liens on any of the Collateral or its ability to realize thereon.

                    (iii) Governmental Consents. Except for notices to the Nevada Gaming Authorities notifying them of this Amendment, no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by such Credit Party of this Amendment and the performance by each Credit Party of the Credit Agreement (as amended hereby) and the other Credit Documents, to which it is a party, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.
                    (iv) Incorporation of Representations and Warranties from Credit Agreement. After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Credit Documents (other than any such representations and warranties that, by their terms, are specifically made as of an earlier date, in which case they were true and correct in all material respects on and as of such earlier date) are and will be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date.
                    (v) No Conflicts. Neither the execution and delivery by such Credit Party of this Amendment, nor the consummation of the transactions contemplated hereby, nor the performance of and compliance with the terms and provisions hereof or of the Credit Agreement (as amended hereby) by such Credit Party do and will, at the time of such performance, (i) violate or conflict with any provision of its articles of incorporation, certificate of formation or limited liability company or partnership agreement or other governing documents or by-laws of such Person, (ii) violate, contravene or conflict with any Legal Requirement or be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of such Credit Party, except for any violation, contravention, conflict, breach or default which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon or with respect to any of the properties or assets of such Credit Party (other than any Liens created under any of the Credit Documents in favor of Collateral Agent on behalf of the Lenders) or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of such Credit Party, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date or except for any such approvals or consents the failure to obtain which will not have a Material Adverse Effect.
                    (vi) No Default. No event has occurred and is continuing or, after giving effect to this Amendment, will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.
               (b) Representations and Warranties of LVSC. LVSC represents and warrants to each Lender that each of the following statements is true and correct in all material respects:

                    (i) Corporate Power and Authority. LVSC has all requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under Section 10.6(j) of the Credit Agreement (as amended hereby). The execution, delivery and performance by LVSC of this Amendment, and its performance of Section 10.6(j) of the Credit Agreement (as amended hereby), have been duly authorized by all necessary corporate action of LVSC, and no other corporate proceedings on the part of LVSC are necessary to consummate such transactions.
                    (ii) Enforceability; Binding Obligations. This Amendment, including LVSC’s agreement to become a party to the Credit Agreement solely for purposes of Section 10.6(j) thereof , has been duly executed and delivered by LVSC. Each of this Amendment and, after giving effect to this Amendment, Section 10.6(j) of the Credit Agreement (i) is the legal, valid and binding obligation of LVSC, enforceable against LVSC in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect. Neither the execution, delivery or performance of this Amendment or the performance of Section 10.6(j) of the Credit Agreement (as amended hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of Collateral Agent’s Liens on any of the Collateral or its ability to realize thereon.
                    (iii) Governmental Consents. Except for notices to the Nevada Gaming Authorities notifying them of this Amendment, no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by LVSC of this Amendment and its performance of Section 10.6(j) of the Credit Agreement (as amended hereby), except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.
          4. Acknowledgment and Consent.
               (a) Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” (as defined in the applicable Credit Document) under each of the Credit Documents to which it is a party.
               (b) Each Guarantor acknowledges and agrees that all Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement (as amended hereby) and the Credit Documents to which it is a party or otherwise bound (other than any such representations and warranties that, by their terms, are specifically made as of an earlier date, in which case they were true and correct in all material respects on and as of such earlier date) are true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date.
               (c) Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
          5. Appointment of Goldman Sachs Lending Partners LLC as Auction Manager. Administrative Agent hereby appoints, effective as of the First Amendment Effective Date, Goldman Sachs Lending Partners LLC as sub-agent and auction manager for Administrative Agent and any of its successors and assigns pursuant to Section 9.3(c) of the Credit Agreement with respect to any Auction Loan Purchase made pursuant to and in accordance with the terms and conditions of Section 10.6(j) of the Credit Agreement and, by execution of this Amendment, hereby authorizes and directs Goldman Sachs Lending Partners LLC to execute this Amendment in its capacity as the Auction Manager and to perform all duties specifically set forth in Section 10.6(j) of the Credit Agreement, and to exercise all rights, associated therewith. The Auction Manager hereby accepts such appointment, assumes all of the rights, powers, duties and obligations of the Auction Manager under and pursuant to Section 10.6(j) of the Credit Agreement and agrees to be bound by all the terms and provisions of Section 10.6(j) of the Credit Agreement. Each of Borrower, LVSC and the Requisite Lenders agrees that nothing in this Amendment, the Credit Agreement (as amended hereby) or any other Credit Documents or otherwise will be deemed to create an advisory or fiduciary relationship or fiduciary or other implied duty between the Auction Manager, on the one hand, and Borrower, LVSC, the Lenders or their respective stockholders or affiliates, on the other hand. Notwithstanding any provision herein to the contrary, nothing in this Amendment shall alter, modify or amend the rights, powers, duties and obligations of Administrative Agent under the Credit Agreement and the other Credit Documents. The Auction Manager may resign at any time after September 30, 2010 upon thirty-days written notice thereof to Administrative Agent and Borrower, and the Auction Manager may not be removed without the written consent of both Borrower and the Auction Manager.
          6. Immunity and Indemnification of Agents. For the avoidance of doubt, the general immunity and indemnification provisions of Sections 9.3 and 9.6 of the Credit Agreement shall apply to any Auction Loan Purchase and all other matters described in this Amendment with respect to any Agent.

          7. Reference to and Effect on Credit Agreement and other Credit Documents.
               (a) On or after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.
               (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Secured Party under any of the Credit Documents.
          8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of any signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
          9. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
          10. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles thereof that would require the application of laws other than those of the State of New York.
(signature pages follow)

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first written above.

BORROWER: LAS VEGAS SANDS, LLC
By:	/s/ Robert G. Goldstein
	Name:	Robert G. Goldstein
	Title:	Senior Vice President

[Signature Page for Las Vegas Sands, LLC First Amendment to Credit and Guaranty Agreement]

LAS VEGAS SANDS CORP.
By its execution of this Amendment, Las Vegas Sands Corp.
acknowledges and agrees to be a party to the Credit Agreement solely for purposes of Section 10.6(j) thereof

By:	/s/ Robert G. Goldstein
	Name:	Robert G. Goldstein
	Title:	Senior Vice President

[Signature Page for Las Vegas Sands, LLC First Amendment to Credit and Guaranty Agreement]

GUARANTORS:
VENETIAN CASINO RESORT, LLC
VENETIAN TRANSPORT LLC
By: Las Vegas Sands, LLC,
       their Managing Member
Executing this Amendment as Senior Vice President
of the managing member of each of the foregoing
persons on behalf of and so as to bind the persons
named above under the caption “Guarantors”

By:	/s/ Robert G. Goldstein
	Name:	Robert G. Goldstein
	Title:	Senior Vice President

[Signature Page for Las Vegas Sands, LLC First Amendment to Credit and Guaranty Agreement]

GUARANTORS:
PALAZZO CONDO TOWER, LLC
LIDO INTERMEDIATE HOLDING COMPANY, LLC
MALL INTERMEDIATE HOLDING COMPANY, LLC
VENETIAN VENTURE DEVELOPMENT, LLC
By:  Venetian Casino Resort, LLC,
       their Managing Member
By:  Las Vegas Sands, LLC,
       their Managing Member
Executing this Amendment as Senior Vice President
of the managing member of each of the
foregoing persons on behalf of and so as to bind
the persons named above under the caption “Guarantors”

By:	/s/ Robert G. Goldstein
	Name:	Robert G. Goldstein
	Title:	Senior Vice President

[Signature Page for Las Vegas Sands, LLC First Amendment to Credit and Guaranty Agreement]

GUARANTOR:
LIDO CASINO RESORT HOLDING COMPANY, LLC
By:  Lido Intermediate Holding Company, LLC,
        its Managing Member
By:  Venetian Casino Resort, LLC,
        its Managing Member
By:  Las Vegas Sands, LLC,
        its Managing Member
Executing this Amendment as Senior Vice President
of the managing member of each of the
foregoing persons on behalf of and so as to bind
the persons named above under the caption “Guarantor”

By:	/s/ Robert G. Goldstein
	Name:	Robert G. Goldstein
	Title:	Senior Vice President

[Signature Page for Las Vegas Sands, LLC First Amendment to Credit and Guaranty Agreement]

GUARANTOR:
PHASE II MALL HOLDING, LLC
By:  Lido Casino Resort Holding Company, LLC,
        its Managing Member
By:  Lido Intermediate Holding Company, LLC,
        its Managing Member
By:  Venetian Casino Resort, LLC,
        its Managing Member
By:  Las Vegas Sands, LLC,
        its Managing Member
Executing this Amendment as Senior Vice President
of the managing member of each of the
foregoing persons on behalf of and so as to bind
the persons named above under the caption “Guarantor”

By:	/s/Robert G. Goldstein
	Name:	Robert G. Goldstein
	Title:	Senior Vice President

[Signature Page for Las Vegas Sands, LLC First Amendment to Credit and Guaranty Agreement]

GUARANTOR:
PHASE II MALL SUBSIDIARY, LLC
By:  Phase II Mall Holding, LLC,
        its Managing Member

By: Lido Casino Resort Holding Company, LLC,
        its Managing Member
By:  Lido Intermediate Holding Company, LLC,
        its Managing Member
By:  Venetian Casino Resort, LLC,
        its Managing Member
By:  Las Vegas Sands, LLC,
        its Managing Member
Executing this Amendment as Senior Vice President
of the managing member of each of the
foregoing persons on behalf of and so as to bind
the persons named above under the caption “Guarantor”

By:	/s/ Robert G. Goldstein
	Name:	Robert G. Goldstein
	Title:	Senior Vice President

[Signature Page for Las Vegas Sands, LLC First Amendment to Credit and Guaranty Agreement]

GUARANTORS: INTERFACE GROUP-NEVADA, INC.
By:	/s/ Bradley H. Stone
	Name:	Bradley H. Stone
	Title:	Executive Vice President

SANDS PENNSYLVANIA, INC.
By:	/s/ Robert G. Goldstein
	Name:	Robert G. Goldstein
	Title:	Senior Vice President

VENETIAN MARKETING, INC.
By:	/s/ Robert G. Goldstein
	Name:	Robert G. Goldstein
	Title:	President

[Signature Page for Las Vegas Sands, LLC First Amendment to Credit and Guaranty Agreement]

THE BANK OF NOVA SCOTIA, as Administrative Agent
By:	/s/ Annabella Guo
	Name:	Annabella Guo
	Title:	Director

[Signature Page for Las Vegas Sands, LLC First Amendment to Credit and Guaranty Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC, as Auction Manager
By:	/s/ Alexis Maged
	Name:	Alexis Maged
	Title:	Authorized Signatory

[Signature Page for Las Vegas Sands, LLC First Amendment to Credit and Guaranty Agreement]